Fees Summary	Oct. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 37,289,655.00
Previously Paid Amount	0.00
Total Fee Amount	5,149.70
Total Offset Amount	0.00
Net Fee	$ 5,149.70